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                                                                  Exhibit 10.18

                                 Cooper Industries, Inc.
                                 Directors' Nonqualified Stock Option Agreement

Granted to:
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Grant Date
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Number of Shares of Cooper Industries
 Common Stock
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Option Price Per Share
                      ------------------
Social Security Number
                      ------------------
Expiration Date
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This agreement is made between Cooper Industries, Inc., an Ohio corporation, having its principal office in Houston, Texas (the "Company"), and the undersigned (the "Participant"), a member of the Board of Directors of the Company (the "Board"). The parties hereto have agreed as follows:

1. Pursuant to the Cooper Industries, Inc. Directors' Stock Plan (the "Plan"), the Company grants to the Participant, a Nonqualified Stock Option ("Option") to purchase the above stated number of shares of the Company's Common Stock, par value $5 per share (the "Shares"), at the price stated above, subject to the terms and conditions set forth below.

2. The Option rights shall become fully exercisable on the third anniversary of the date of grant of this Option (the "Grant Date"). If, prior to the third anniversary of the Grant Date, the Participant ceases to be a Director of the Company for any reason other than death or retirement in accordance with the retirement policy of the Board, the Option rights shall terminate immediately.

3. If, prior to the third anniversary of the Grant Date, the Participant shall die while serving as a member of the Board or retires from the Board in accordance with the Board's retirement policy, all outstanding Options granted to the Participant shall become fully exercisable immediately.

4. The duration of the Option rights shall be 10 years from the Grant Date, provided that after the Participant ceases to be a member of the Board for any reason, including without limitation death or retirement in accordance with the Board's retirement policy, all vested Options may be exercised only until the Expiration Date thereof or for a period of five years, whichever is lesser.

5. During the lifetime of the Participant, the Option rights are exercisable only by the Participant.

6. The Option may be exercised by delivering to the Company at its principal executive office (directed to the attention of the Secretary or Assistant Secretary) a written notice, signed by the Participant or a person entitled by will or the laws of descent and distribution to exercise the


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Option, as the case may be, of the election to exercise the Option and stating the number of Shares in respect of which it is then being exercised. The Option shall be deemed exercised as of the date the Company receives such notice. Such notice shall, and as an essential part thereof, be accompanied by the payment of the full purchase price of the Shares then to be purchased. In the event the Option shall be exercised, as provided herein, by any person other than the Participant, such notice shall be accompanied by appropriate evidence of the right of such person to exercise the Option. Payment of the full purchase price may be made in (a) cash, (b) shares of the Company's Common Stock ("Stock"), or
(c) any combination of cash and Stock, provided that any Stock used by the Participant in payment of the purchase price must have been owned by the Participant for a period of not less than six months. Stock used in payment of the purchase price shall be valued at the average of the high and low trading prices of such Stock on the New York Stock Exchange composite tape for the date of exercise, provided that if no sales of Stock were made on the New York Stock Exchange on that date, the Stock shall be valued at the average of the high and low prices of the Stock as reported on the composite tape for the preceding day on which sales of the Stock were made. Upon the proper exercise of the Option, the Company shall issue in the name of the person exercising the Option, and deliver to such person, a certificate for the Shares purchased. The Participant agrees that as holder of the Option, he or she shall have no rights as a shareholder in respect of any of the Shares as to which the Option shall not have been effectively exercised as herein provided and that no rights as a shareholder shall arise in respect of any Shares as to which the Option shall have been duly exercised until and unless a certificate for such Shares shall have been issued.

7.      This Option shall not be exercisable if such exercise would violate:

(a)     Any applicable state securities law;

(b) Any applicable registration or other requirements under the Securities Act of 1933, as amended (the "Act"), the Securities Exchange Act of 1934, as amended, or the listing requirements of any stock exchange; or

(c)     Any applicable legal requirement of any other governmental authority.

Furthermore, if a registration statement with respect to the Shares to be issued upon the exercise of this Option is not in effect or if counsel for the Company deems it necessary or desirable in order to avoid possible violation of the Act, the Company may require, as a condition to its issuance and delivery of certificates for the Shares, the delivery to the Company of a written statement that the Participant is acquiring such Shares for investment only and not with a view to, or for resale in connection with, the distribution thereof; that such person understands that the Shares may be "restricted securities" as defined in Rule 144 issued under the Act; and that any resale, transfer or other disposition of said Shares will be accomplished only in compliance with Rule 144, the Act, or other or subsequent applicable rules and regulations thereunder. The Company may place on the certificates evidencing such Shares an appropriate legend reflecting the aforesaid statement and the Company may refuse to permit transfer of such certificates until it has been furnished evidence satisfactory to it that no violation of the Act or the rules and regulations thereunder would be involved in such transfer.


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8.      Nothing contained herein shall be deemed to confer upon any Participant any right to continue as a Director of the Company.

9. This Option and the Option rights granted hereunder are not assignable or transferable or subject to any disposition by the Participant otherwise than by will or by the laws of descent and distribution.

10. In the event of any change in the number of outstanding shares of the Company's Stock by reason of any stock dividend, stock split, recapitalization, merger, consolidation, exchange of shares or other similar corporate change, the Board shall make appropriate adjustments to the number of Shares subject to the Option and the exercise price so as to maintain the proportionate interest of the Participant and preserve the value of the Option. In the event of a Change in Control (as defined in the Plan) of the Company, all outstanding Options shall be canceled and shall be settled with a cash payment in accordance with
Section 8 of the Plan.

11. The Board, or a Committee appointed by the Board to act on its behalf under the Plan, shall have authority, subject to the express provisions of the Plan, to construe this Agreement and the Plan, to establish, amend and rescind rules and regulations relating to the Plan, and to make all other determinations in the judgment of said Board or Committee, necessary or desirable for the administration of the Plan. The Board or Committee may correct any defect or supply any omission or reconcile any inconsistency in the Plan or in this Agreement in the manner and to the extent it shall deem expedient to carry the Plan into effect. All action by the Board or Committee under the provisions of this paragraph shall be conclusive for all purposes.

12. Notwithstanding any provisions hereof, this Agreement and the Option granted hereunder shall be subject to all of the provisions of the Plan as are in effect from time to time, which provisions are incorporated herein by reference.

IN WITNESS WHEREOF, the parties hereto have executed this Agreement in duplicate as of the Grant Date first above written.




                                 Cooper Industries, Inc.


                                 By
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                                 Participant Signature
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                                 Social Security No.
                                                    ---------------------------
                                 Home Address
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